Exhibit 32.1

Section 1350 Certification by the Chief Executive Officer

In connection with the quarterly report of Homeland Security Network, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Ubaldi , Chief Executive Officer of the Company, certify, pursuant to U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PETER D. UBALDI
Peter D. Ubaldi
Chief Executive Officer
Principal Executive Officer
Date: August 20, 2007

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